Exhibit 99.1

Investor Presentation

Safe Harbor

This presentation may contain certain forward-looking statements and management may make additional forward-looking statements in response to your questions. These statements do not guarantee future performance and speak only as of the date hereof, and qualify for the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933. We refer all of you to the risk factors contained in US Auto Parts Annual Report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission, for more detailed discussion on the factors that can cause actual results to differ materially from those projected in any forward-looking statements.

Case for Investment

Large and Growing Online Market Significant Customer Reach Significant Private Label Offering Reduced Cost Structure

Bringing Pricing Transparency to the Do It For Me Customer through AutoMD

No Debt and over $10M in Bank Borrowing Availability Experienced Leadership Team

Highlights from Q1-14 Earnings Call

Go forward sales channels up 11% with total comps up 4%

As of 5/6 go forward trend for Q2 trending up 20% and overall comps up 13%

Adjusted EBITDA was $3.3M up from $1.5M in Q1-13

Adjusted EBITDA less CAPEX was $1.8M up from ($1.1M) in Q1-13

As of 5/6 - $3M of cash on the balance sheet with no debt and bank borrowing availability of $10.3M

Recent Revenue Trends

25.0% 20.0% 15.0% 10.0% 5.0% 0.0% -5.0% -10.0% -15.0% -20.0% -25.0% -30.0%

Q1 Q2 Q3 Q4 Q1 As of 2013 2013 2013 2013 2014 5/6/14

Continued Sale Channels Total

20.0%

11.4% 13.5%

4.0%

2.7%

(6.4%)

(5.0%) (15.5%) (16.0%)

Completed the retirement of a number of websites by the end of 2Q ‘13 (25.0%) 5

Sales & Adjusted EBITDA

Consolidated Sales1

($ In Millions)

$153.4 $176.3 $262.3 $327.1 $304.0 $254.8 $68.0

2008 2009 2010 2011 2012 2013 Q1-14

Consolidated Adjusted EBITDA2

($ In Millions)

$5.2 $13.5 $19.5 $16.3 $9.4 $6.0 $3.3

2008 2009 2010 2011 2012 2013 Q1-14

3% 8% 7% 5% 3% 2% 5%

Adj. EBITDA Margin

1. JC Whitney was acquired in Aug 2010 adding revenue of $39.1M in 2010 and $83.4M in 2011. Amounts not separately disclosed after 2011.

2. Non-GAAP financial measure EBITDA consists of net income before (a) interest expense, net; (b) income tax provisions; (c) amortization of intangible assets; (d) depreciation and amortization. Adjusted EBITDA excludes Stock based compensation of $2.9M, $3.3M, $2.7M, $2.6M, $1.7M , $1.3M and $0.4M in 2008, 2009, 2010, 2011, 2012, 2013 and Q1-14, respectively and restructuring costs and other one time charges of $23.4M, $0.4M, $5.8M, $12.9M, $27.5M and $6.8M in 2008, 2009, 2010, 2011, 2012 and 2013, respectively. There were no restructuring or one time charges in Q1-14.

Do It Yourself (DIY) Market Size

At 9.7% online market penetration, auto parts still lags industry average in the teens. US Auto Parts is the largest pure-play online retailer of auto parts

Total DIY Market Size for 2013 of 47.2B1

$42.6B

90.3%

$4.6B 9.7%

Company Marketplaces eBay Motors Amazon Sub Total Wholesale Online Tire Rack (online) Other Tire Companies Sub Total Pure Play US Auto Parts Rock Auto Summit Auto Anything (AutoZone) JEGS CarID All Other Pure Play Sub Total Brick & Mortar Retailers AutoZone (w/o AA)3 Advance Pep O’Reilly NAPA Sub Total Total 2013 Est. Rev2 (in million) $2,200 $600 $2,800 $440 $190 $630 $250 $180 $170 $120 $70 $60 $90 $940 $110 $80 $30 $20 $10 $250 4,620 % of total 47.6% 13.0% 60.6% 9.5% 4.1% 13.6% 5.4% 3.9% 3.7% 2.6% 1.5% 1.3% 1.9% 20.3% 2.4% 1.7% 0.6% 0.4% 0.2% 5.4% 100.0% 1AASA estimates

2 Estimates by US Auto Parts where amounts are not publicly reported & we estimate the total online DIY market to be larger than the $3.8B that is reported in the 2014 AAIA Fact Book

3 Excludes AutoAnything which is wholly owned by AutoZone

Online Market is Vibrant and Growing

Aftermarket e-Commerce Overview

Booz & Co. estimates by 2018 that Online DIY could reach 17% of the total DIY market

2012 2013 2014 2015 2016 2017 2018

18.0% 16.0% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 20.2% CAGR

DIY Online Penetration

Do It Yourself (DIY) Projections1

% Online 9.8% 11.3% 13.0% 15.1% 17.4% 20.1%

1 Projections obtained from AAIA 2014 Digital Automotive Aftermarket Fact Book and March 2014 AASA Digital Disruption: e-tailing in the Automotive Aftermarket Report

DIY Projected Y/Y Revenue Growth

Offline Online Total

Revenue Increase 2.5 2.0 1.5 1.0 0.5 0.0

2013 2014 2015 2016 2017 2018

DIY Projected Revenue (in Billions)

Offline $42.6 $43.5 $44.2 $44.8 $45.3 $45.5

Online 4.6 5.5 6.6 8.0 9.5 11.5

Total $47.2 $49.0 $50.9 $52.8 $54.8 $56.9

US Auto Parts Dominant Reach-Largest Pure Play Internet Retailer

(some overlap of monthly visitors across websites)

Customer Reach is a Competitive Moat

Over 500 man years of hand written unique content

Long domain history to help indexing in search

Multiple website management

Monthly Visitors (thousands)

10,000 8,000 6,000 4,000 2,000 0 Auto Zone Auto Anything

US AUTO PARTS

AUTOZONE.COM PARTSGEEK.COM ADVANCEAUTOPARTS.COM

CARID.COM

OREILLYAUTO.COM ROCKAUTO.COM TIRERACK.COM SUMMITRACING.COM PEPBOYS.COM NAPAOLINE.COM JEGS.COM

USAP traffic includes traffic from continued sales channels Competitive sites’ traffic based on Compete March 2014 reports

Broad Auto Parts Product Offering

US AUTOPARTS

US Auto Parts has one of the largest product offerings with over 1.5 million products across body parts, engine parts, and performance & accessories

Body Parts



Lamps
Mirrors
Bumpers
Hoods
Tailgates
Doors
Grills
Wheels
Window Regulators

Engine Parts



Brake Discs
Catalytic Converters
Radiators
Headers
Oxygen Sensors
Alternators
Exhaust
Driveshaft
Fuel Injection / Delivery

Performance & Accessories



Seat Covers
Car Covers
Floor Mats / Carpeting
Cold Air Intakes
Vent Visors
Tonneau Covers
Nerf Bars
Bug Shields
Car Bras

	Body Parts	Engine Parts	Performance & Accessories
Revenue*	**48%**	**36%**	**16%**

*Represents USAP online mix

11

USAP’s Supply Chain Creates Pricing Advantage

USAP’s ability to competitively price products while maintaining healthy margins is a function of the Company’s ability to leverage its robust private label supply chain.

Currently over 40,000 Private Label Products.

Adding 4,000 – 5,000 Private Label SKUs this year

The Company sources product directly from over 200 factories in Asia

Private Label (Asia Sourced)

Branded (U.S. Sourced)

Current Mix

In-Stock Drop Shipped

30% - 60%

Margin %

15% - 30% 5% - 20%

68% 32%

40%

60% Current Mix

The breadth of our Private Label products provides a significant competitive moat

Growth and Profitability

Recent new trends for our go forward sales channel are growing at 20% as of the 5/6 earnings call

Incremental Flow Thru

Revenue 100% Gross Margins 27% - 29% Variable OPEX Costs 15% Fixed Cost 0% Incremental Flow 12% - 14%

USAP has significantly reduced operating cost

OPEX (in thousands) Q1-14% of rev Q1-13% of rev $ Change% of rev change

Fulfillment* 3,935 5.8% 3,994 6.1%(59)(30 bps)

Marketing* 8,691 12.8% 8,967 13.7%(276)(90 bps)

Technology* 1,129 1.7% 1,395 2.1%(266)(40 bps)

General & Administrative* 3,620 5.3% 3,873 5.9%(252)(60 bps)

Subtotal 17,376 25.5% 18,229 27.9%(853)(240 bps)

D&A and Stock Based Comp 2,829 4.2% 4,153 6.3%(1,324)(210 bps)

Restructuring - 0.0% 498 0.8%(498)(80 bps)

Total OPEX 20,205 29.7% 22,880 35.0%(2,675)(530 bps)

Fixed Cost 7,206 10.6% 8,253 12.6%(1,047)(200 bps)

Variable 10,170 14.9% 9,976 15.3% 193 40 bps

D&A & Stock Based Comp 2,829 4.2% 4,153 6.3%(1,324)(210 bps)

Restructuring - 0.0% 498 0.8%(498)(80 bps)

Total 20,205 29.7% 22,880 35.0%(2,675)(530 bps

CAPEX 1,558 2.3% 2,623 4.0%(1,065)(170 bps)

Total OPEX & CAPEX 21,763 32.0% 25,503 39.0%(3,740)(700 bps)

Annualized 87,053 102,012(14,959)

*Excludes non-cash D&A, stock based comp and restructuring

Over $19M of costs have been reduced over a two year period

Financial Sensitivity

Our business model has significant cost leverage as revenues grow

Base 8% 18% 27% 37%

Revenue $275 $325

Gross Margin % 27.0% – 29.0% 27.0% – 29.0%

$255 $300 $350 27.0% - 29.0% 27.0% - 29.0% 27.0% - 29.0% 3.4% 3.4% 3.4% 9.2% 9.2% 9.2% 0.6% 0.6% 0.6% 1.7% 1.7% 1.7% 14.9% 14.9% 14.9% 2.5% 2.1% 1.8% 3.8% 3.2% 2.8% 1.1% 1.0% 0.8%

Variable:

Fulfillment 3.4% 3.4%

Marketing 9.2% 9.2%

Technology 0.6% 0.6%

G&A 1.7% 1.7%

Total Variable 14.9% 14.9%

Fixed:

Fulfillment 2.3% 2.0%

Marketing 3.5% 3.0%

Technology 1.1% 0.9%

G&A 3.8% 3.5% 3.2% 3.0% 2.8%

Total Fixed 11.2% 10.4% 9.5% 8.8% 8.2%

Adjusted EBITDA % 0.9% – 2.9% 1.7% – 3.7% 2.5% – 4.5% 3.3% – 5.3% 3.9% – 5.9%

Adjusted EBITDA $ $2 – $7 $5 – $10 $8 – $14 $11 – $17 $14 – $21

1. 2013 Revenue was $255M

2. Excludes stock based compensation, depreciation and amortization

3. For every incremental year required to achieve growth levels, fixed expenses increase $1.0M or 3%

AutoMD – Addressing the DIFM Market

Case for Investment

Large and Growing Online Market Significant Customer Reach Significant Private Label Offering Reduced Cost Structure

Bringing Pricing Transparency to the Do It For Me Customer through AutoMD

No Debt and over $10M in Bank Borrowing Availability Experienced Leadership Team 17

Leadership Team

Shane Evangelist - Chief Executive Officer

Chief Executive Officer since October 2007 with over 10 years of leading internet businesses Senior Vice President and General Manager of Blockbuster Online Vice President of Strategic Planning for Blockbuster Inc.

B.A. degree in Business Administration from the University of New Mexico and a M.B.A. from Southern Methodist University

David Robson - Chief Financial Officer

Chief Financial Officer since January 2012

Over 20 years of finance, accounting, and operational experience and has held senior positions with both public and private companies Executive Vice President and Chief Administrative Officer at Mervyns’ LLC, SVP of Finance and Principal Accounting Officer for Guitar Center, Inc. B.S. degree in Accounting from University of Southern California; certified public accountant

Aaron E. Coleman - Chief Operating Officer

Chief Operating Officer since September 2010, and was Executive Vice President of Operations and CIO from April 2008 until September 2010 with over 18 years of e-commerce experience Senior Vice President – Online Systems at Blockbuster Inc.

Multiple positions with internet and technology companies including American Airlines, Travelweb (Priceline), Baan B.A. degree in Business Administration from Gonzaga University

Charles Fischer - Senior Vice President of Global Procurement

Senior Vice President of Global Sourcing and Procurement since May 2008 with over 30 years of global sourcing experience Vice President, Supply Chain Management for Keystone Automotive Industries Director, Business Development for Modern Engineering Multiple leadership positions with multiple companies in the automotive aftermarket industry 18

Adjusted EBITDA

(Non-GAAP Financial Measure – in thousands)

Thirteen Weeks Ended

March 29 March 30

2014 2013

Net income (loss) $ 201 $(3,343)

Interest expense, net 259 185

Income tax provision 32 21

Amortization of intangible assets 84 106

Depreciation and amortization expense 2,368 3,638

EBITDA 2,944 607

Share-based compensation expense 376 409

Restructuring costs - 498

Adjusted EBITDA $ 3,320 $ 1,514

Consolidated Statements of Comprehensive Operations

(Unaudited, in Thousands, Except Per Share Data)

Thirteen Weeks Ended

March 29, 2014 March 30, 2013

Net sales $ 68,028 $ 65,405

Cost of sales (1) 47,327 45,667

Gross profit 20,701 19,738

Operating expenses:

Marketing 10,115 11,191

General and administrative 4,147 4,687

Fulfillment 4,712 5,381

Technology 1,148 1,515

Amortization of intangible assets 84 106

Total operating expenses 20,206 22,880

Income (loss) from operations 495(3,142)

Other income (expense):

Other income (expense), net (3) 7

Interest expense (259)(187)

Total other expense, net (262)(180)

Income (loss) before income tax provision 233(3,322)

Income tax provison 32 21

Net income (loss) 201(3,343)

Other comprehensive income (loss), net of tax:

Foreign currency translation adjustments 8(6)

Total other comprehensive income (loss) 8(6)

Comprehensive income (loss) $ 209 $(3,349)

Net income (loss) per share:

Basic $ 0.00 $(0.11)

Diluted $ 0.00 $(0.11)

Weighted average common shares outstanding:

Basic 33,384 31,141

Diluted 34,158 31,141

(1)Excludes depreciation and amortization expense which is included in marketing, general and administrative and fulfillment expense.

Consolidated Balance Sheet

(Unaudited, in Thousands, Except Par and Per Share Liquidation value)

March 29 December 28

ASSETS 2014 2013

Current assets:

Cash and cash equivalents $ 1,392 $ 818

Short-term investments 39 47

Accounts receivable, net of allowances of $152 and $213 at

March 29, 2014 and December 28, 2013, respectively 4,882 5,029

Inventory 36,613 36,986

Other current assets 2,959 3,234

Total current assets 45,885 46,114

Property and equipment, net 18,810 19,663

Intangible assets, net 1,517 1,601

Other non-current assets 1,720 1,804

Total assets $ 67,932 $ 69,182

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:

Accounts payable $ 21,469 $ 19,669

Accrued expenses 6,867 5,959

Revolving loan payable 750 6,774

Current portion of capital leases payable 277 269

Other current liabilities 5,383 3,682

Total current liabilities 34,746 36,353

Capital leases payable, net of current portion 9,431 9,502

Deferred income taxes 65 335

Other non-current liabilities 2,125 2,126

Total liabilities $ 46,367 $ 48,316

Stockholders’ equity:

Series A convertible preferred stock, $0.001 par value; $1.45 per share liquidation value or aggregate of $6,017; 4,150

shares authorized; 4,150 shares issued and outstanding

at March 29, 2014 and December 28, 2013, respectively 4 4

Common stock, $0.001 par value; 100,000 shares authorized;

33,413 and 33,352 shares shares issued and outstanding

at March 29, 2014 and December 28, 2013, respectively 33 33

Additional paid-in capital 169,243 168,693

Common stock dividend distributable 59 60

Accumulated other comprehensive income 454 446

Accumulated deficit(148,228)(148,370)

Total stockholders’ equity 21,565 20,866

Total liabilities and equity $ 67,932 $ 69,182

Online Market is Vibrant and Growing

Aftermarket e-Commerce Overview

Online sales of automotive parts and accessories have grown in the high teens and are expected to grow at 20% going forward

eBay Parts Sales Continue to Increase

Google Queries for Parts Growing

$2.3 $2.2 $2.1 $2.0 $1.9 $1.8 $1.7 $1.6 $1.5 $1.4 $1.3 $1.2 $1.1 $1.0

$2.2

$2.1 $2.1

$2.0

$1.9 $1.9

$1.8 $1.8

$1.6

$1.5 $1.5 $1.5

$1.3 $1.3 $1.3

$1.2

Q1-10 Q2-10 Q3-10 Q4-10 Q1-11 Q2-11 Q3-11 Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13 Q2-13 Q3-13 Q4-13

16% CAGR

Source: eBay filings, press releases

Source: Google